THE ARGENTINE CONTEXT	12 Months Ended
Dec. 31, 2024
Economic Context [Abstract]
THE ARGENTINE CONTEXT	THE ARGENTINE CONTEXT
During 2024, the federal government promoted several bills and succeeded in approving some key regulations for Argentina's economic activity. The main initiatives include the approval of the Law for the Bases and Starting Points for Argentines' Freedom No. 27,742 (“Bases Law”), which includes the declaration of a public emergency granting the Federal Executive delegated powers in several areas; the reform of the State, which will allow the government to sell some government-owned companies; the modernization of labor regulations to encourage the growth of formal private employment; the deregulation of the energy sector, aimed at maximizing the oil & gas production in the country for sale and export purposes; and an incentive system for large investments, applicable to energy, oil, gas and infrastructure projects.
The federal government also approved a fiscal package that includes an tax amnesty program and a regularization system for assets, allowing for the legalization of money and goods. These measures seek to achieve fiscal balance, with a zero monetary emission policy, and it has enabled the government to achieve in a short term a primary and financial surplus, as well as to begin an inflation deceleration process, that recorded 117,8% during 2024.
Regarding the foreign exchange market, the federal government has been gradually easing the extensive regulatory framework that ruled the access to foreign exchange since it took office in December 2023. In this sense, in April 2025, the BCRA partially liberalized the foreign exchange market with some measures, including, but not limited to, restrictions for individuals to operate in the foreign exchange market have been eliminated, payment terms for foreign trade transactions have been eased, and paying profits and dividends to foreign shareholders will be allowed starting with financial years beginning in 2025. Simultaneously, the federal government announced a new exchange rate scheme with the following guidelines: (i) the exchange rate will fluctuate within a moving band, between ARS 1,000 and ARS 1,400 (the upper and lower limit of the band will adjust at a rate of -1% and +1% per month, respectively), and the exchange rate will float freely within the bands, without intervention from the BCRA, except to buy Dollars to accumulate reserves, and to sell Dollars in the event of excessive volatility. As of the issuance date of this financial statements, the so-called gap between the alternative exchange rates and the official rate has been significantly reduced. Furthermore, the government has sought financing options, and obtained a new US$ 20 billion extended facility for a period of 48 months.
Labor reforms have also been implemented to flexibilize the management of labor relations and facilitate the regularization of employees.
In this context, it is estimated that in 2024, Argentina's GDP contracted by 2.8% as a result of economic policies aimed at achieving macroeconomic stabilization. The cement industry, in particular, contracted by 24% year-on-year, gradually improving from the second half of the year. However, forecasts for the Argentine economy estimate an approximate GDP growth of 4.5% year-on-year for 2025. The expected recovery will depend on the consolidation of the economic model and its ability to generate confidence in its sustainability, thus providing a solid platform to support sustained development.